EXHIBIT (J)

                               Powers of Attorney

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products


JoAnn M. Martin,
whose signature appears below, constitutes and appoints Robert G. Lange and Jan
M. Connolly, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
     AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
          OVERTURE Life SPVUL                    SEC File No. 333-142485
          UNIVAR                                 SEC File No. 333-142484
          OVERTURE APPLAUSE!                     SEC File No. 333-142486
          OVERTURE APPLAUSE! II                  SEC File No. 333-142487
          OVERTURE ENCORE!                       SEC File No. 333-142488
          OVERTURE BRAVO!                        SEC File No. 333-142489
          Corporate Benefit VUL                  SEC File No. 333-142491
          OVERTURE OVATION!                      SEC File No. 333-142494
          OVERTURE VIVA!                         SEC File No. 333-142490
          Protector hVUL                         SEC File No. 333-142497
     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
          OVERTURE Annuity                       SEC File No. 333-142500
          OVERTURE Annuity II                    SEC File No. 333-142501
          OVERTURE Annuity III                   SEC File No. 333-142502
          OVERTURE Annuity III-Plus              SEC File No. 333-142499
          OVERTURE ACCLAIM!                      SEC File No. 333-142503
          OVERTURE ACCENT!                       SEC File No. 333-142504
          OVERTURE MEDLEY                        SEC File No. 333-142483
     AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
          Regent 2000                            SEC File No. 333-142496
          Allocator 2000                         SEC File No. 333-142495
          Executive Select                       SEC File No. 333-142498
     AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
          Allocator 2000 Annuity                 SEC File No. 333-142493
          Designer Annuity                       SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                                        Signed: /s/ JoAnn M. Martin
                                                -------------------
                                                    JoAnn M. Martin
                                   Director, President & Chief Executive Officer

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products


James P. Abel,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
     AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
          OVERTURE Life SPVUL                    SEC File No. 333-142485
          UNIVAR                                 SEC File No. 333-142484
          OVERTURE APPLAUSE!                     SEC File No. 333-142486
          OVERTURE APPLAUSE! II                  SEC File No. 333-142487
          OVERTURE ENCORE!                       SEC File No. 333-142488
          OVERTURE BRAVO!                        SEC File No. 333-142489
          Corporate Benefit VUL                  SEC File No. 333-142491
          OVERTURE OVATION!                      SEC File No. 333-142494
          OVERTURE VIVA!                         SEC File No. 333-142490
          Protector hVUL                         SEC File No. 333-142497
     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
          OVERTURE Annuity                       SEC File No. 333-142500
          OVERTURE Annuity II                    SEC File No. 333-142501
          OVERTURE Annuity III                   SEC File No. 333-142502
          OVERTURE Annuity III-Plus              SEC File No. 333-142499
          OVERTURE ACCLAIM!                      SEC File No. 333-142503
          OVERTURE ACCENT!                       SEC File No. 333-142504
          OVERTURE MEDLEY                        SEC File No. 333-142483
     AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
          Allocator 2000                         SEC File No. 333-142495
          Regent 2000                            SEC File No. 333-142496
          Executive Select                       SEC File No. 333-142498
     AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
          Allocator 2000 Annuity                 SEC File No. 333-142493
          Designer Annuity                       SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                                      Signed: /s/ James P. Abel
                                              ------------------
                                                  James P. Abel
                                                     Director

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products


Bert A. Getz,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
     AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
          OVERTURE Life SPVUL                    SEC File No. 333-142485
          UNIVAR                                 SEC File No. 333-142484
          OVERTURE APPLAUSE!                     SEC File No. 333-142486
          OVERTURE APPLAUSE! II                  SEC File No. 333-142487
          OVERTURE ENCORE!                       SEC File No. 333-142488
          OVERTURE BRAVO!                        SEC File No. 333-142489
          Corporate Benefit VUL                  SEC File No. 333-142491
          OVERTURE OVATION!                      SEC File No. 333-142494
          OVERTURE VIVA!                         SEC File No. 333-142490
          Protector hVUL                         SEC File No. 333-142497
     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
          OVERTURE Annuity                       SEC File No. 333-142500
          OVERTURE Annuity II                    SEC File No. 333-142501
          OVERTURE Annuity III                   SEC File No. 333-142502
          OVERTURE Annuity III-Plus              SEC File No. 333-142499
          OVERTURE ACCLAIM!                      SEC File No. 333-142503
          OVERTURE ACCENT!                       SEC File No. 333-142504
          OVERTURE MEDLEY                        SEC File No. 333-142483
     AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
          Allocator 2000                         SEC File No. 333-142495
          Regent 2000                            SEC File No. 333-142496
          Executive Select                       SEC File No. 333-142498
     AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
          Allocator 2000 Annuity                 SEC File No. 333-142493
          Designer Annuity                       SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                                               Signed: /s/Bert A. Getz
                                                     -----------------
                                                         Bert A. Getz
                                                           Director

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products


Tonn M. Ostergard,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
     AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
          OVERTURE Life SPVUL                    SEC File No. 333-142485
          UNIVAR                                 SEC File No. 333-142484
          OVERTURE APPLAUSE!                     SEC File No. 333-142486
          OVERTURE APPLAUSE! II                  SEC File No. 333-142487
          OVERTURE ENCORE!                       SEC File No. 333-142488
          OVERTURE BRAVO!                        SEC File No. 333-142489
          Corporate Benefit VUL                  SEC File No. 333-142491
          OVERTURE OVATION!                      SEC File No. 333-142494
          OVERTURE VIVA!                         SEC File No. 333-142490
          Protector hVUL                         SEC File No. 333-142497
     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
          OVERTURE Annuity                       SEC File No. 333-142500
          OVERTURE Annuity II                    SEC File No. 333-142501
          OVERTURE Annuity III                   SEC File No. 333-142502
          OVERTURE Annuity III-Plus              SEC File No. 333-142499
          OVERTURE ACCLAIM!                      SEC File No. 333-142503
          OVERTURE ACCENT!                       SEC File No. 333-142504
          OVERTURE MEDLEY                        SEC File No. 333-142483
     AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
          Allocator 2000                         SEC File No. 333-142495
          Regent 2000                            SEC File No. 333-142496
          Executive Select                       SEC File No. 333-142498
     AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
          Allocator 2000 Annuity                 SEC File No. 333-142493
          Designer Annuity                       SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.

                                          Signed:  /s/ Tonn M. Ostergard
                                                    ---------------------
                                                       Tonn M. Ostergard
                                                           Director

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Kim M. Robak,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
     AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
          OVERTURE Life SPVUL                            SEC File No. 333-142485
          UNIVAR                                         SEC File No. 333-142484
          OVERTURE APPLAUSE!                             SEC File No. 333-142486
          OVERTURE APPLAUSE! II                          SEC File No. 333-142487
          OVERTURE ENCORE!                               SEC File No. 333-142488
          OVERTURE BRAVO!                                SEC File No. 333-142489
          Corporate Benefit VUL                          SEC File No. 333-142491
          OVERTURE OVATION!                              SEC File No. 333-142494
          OVERTURE VIVA!                                 SEC File No. 333-142490
          Protector hVUL                                 SEC File No. 333-142497
          Excel Performance VUL                          SEC File No. 333-151913
     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
          OVERTURE Annuity                               SEC File No. 333-142500
          OVERTURE Annuity II                            SEC File No. 333-142501
          OVERTURE Annuity III                           SEC File No. 333-142502
          OVERTURE Annuity III-Plus                      SEC File No. 333-142499
          OVERTURE ACCLAIM!                              SEC File No. 333-142503
          OVERTURE ACCENT!                               SEC File No. 333-142504
          OVERTURE MEDLEY!                               SEC File No. 333-142483
     AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
          Allocator 2000                                 SEC File No. 333-142495
          Regent 2000                                    SEC File No. 333-142496
          Executive Select                               SEC File No. 333-142498
     AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
          Allocator 2000 Annuity                         SEC File No. 333-142493
          Designer Annuity                               SEC File No. 333-142492
     AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL - SEC File 811-08868
          Low Load Variable Universal Life               SEC File No. 033-86500
          Low-Load Survivorship Variable Universal Life  SEC File No. 333-76359
          Adviser VUL                                    SEC File No. 333-151912
     AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA -SEC File 811-07661
          No Load Variable Annuity (Policy 4080)         SEC File No. 333-05529
          No Load Variable Annuity (Policy 6150)         SEC File No. 333-120972
          Advisor Select No Load Variable Annuity        SEC File No. 333-122109

This Power of Attorney is effective June 15, 2009 and remains in effect until revoked or revised.

                                           Signed: /s/ Kim M. Robak
                                                  --------------------
                                                       Kim M. Robak
                                                         Director

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Paul C. Schorr IV,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
     AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
          OVERTURE Life SPVUL                            SEC File No. 333-142485
          UNIVAR                                         SEC File No. 333-142484
          OVERTURE APPLAUSE!                             SEC File No. 333-142486
          OVERTURE APPLAUSE! II                          SEC File No. 333-142487
          OVERTURE ENCORE!                               SEC File No. 333-142488
          OVERTURE BRAVO!                                SEC File No. 333-142489
          Corporate Benefit VUL                          SEC File No. 333-142491
          OVERTURE OVATION!                              SEC File No. 333-142494
          OVERTURE VIVA!                                 SEC File No. 333-142490
          Protector hVUL                                 SEC File No. 333-142497
          Excel Performance VUL                          SEC File No. 333-151913
     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
          OVERTURE Annuity                               SEC File No. 333-142500
          OVERTURE Annuity II                            SEC File No. 333-142501
          OVERTURE Annuity III                           SEC File No. 333-142502
          OVERTURE Annuity III-Plus                      SEC File No. 333-142499
          OVERTURE ACCLAIM!                              SEC File No. 333-142503
          OVERTURE ACCENT!                               SEC File No. 333-142504
          OVERTURE MEDLEY!                               SEC File No. 333-142483
     AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
          Allocator 2000                                 SEC File No. 333-142495
          Regent 2000                                    SEC File No. 333-142496
          Executive Select                               SEC File No. 333-142498
     AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
          Allocator 2000 Annuity                         SEC File No. 333-142493
          Designer Annuity                               SEC File No. 333-142492
     AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL - SEC File 811-08868
          Low Load Variable Universal Life               SEC File No. 033-86500
          Low-Load Survivorship Variable Universal Life  SEC File No. 333-76359
          Adviser VUL                                    SEC File No. 333-151912
AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA -SEC File 811-07661
          No Load Variable Annuity (Policy 4080)         SEC File No. 333-05529
          No Load Variable Annuity (Policy 6150)         SEC File No. 333-120972
          Advisor Select No Load Variable Annuity        SEC File No. 333-122109

This Power of Attorney is effective June 15, 2009 and remains in effect until revoked or revised.

                                           Signed: /s/ Paul C. Schorr IV
                                                   ---------------------
                                                       Paul C. Schorr IV
                                                           Director

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products


Winston J. Wade,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
     AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
          OVERTURE Life SPVUL                            SEC File No. 333-142485
          UNIVAR                                         SEC File No. 333-142484
          OVERTURE APPLAUSE!                             SEC File No. 333-142486
          OVERTURE APPLAUSE! II                          SEC File No. 333-142487
          OVERTURE ENCORE!                               SEC File No. 333-142488
          OVERTURE BRAVO!                                SEC File No. 333-142489
          Corporate Benefit VUL                          SEC File No. 333-142491
          OVERTURE OVATION!                              SEC File No. 333-142494
          OVERTURE VIVA!                                 SEC File No. 333-142490
          Protector hVUL                                 SEC File No. 333-142497
     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
          OVERTURE Annuity                               SEC File No. 333-142500
          OVERTURE Annuity II                            SEC File No. 333-142501
          OVERTURE Annuity III                           SEC File No. 333-142502
          OVERTURE Annuity III-Plus                      SEC File No. 333-142499
          OVERTURE ACCLAIM!                              SEC File No. 333-142503
          OVERTURE ACCENT!                               SEC File No. 333-142504
          OVERTURE MEDLEY                                SEC File No. 333-142483
     AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
          Allocator 2000                                 SEC File No. 333-142495
          Regent 2000                                    SEC File No. 333-142496
          Executive Select                               SEC File No. 333-142498
     AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
          Allocator 2000 Annuity                         SEC File No. 333-142493
          Designer Annuity                               SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.


                                            Signed: /s/ Winston J. Wade
                                                    --------------------
                                                        Winston J. Wade
                                                            Director

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Steven J. Valerius,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
     AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
          OVERTURE Life SPVUL                            SEC File No. 333-142485
          UNIVAR                                         SEC File No. 333-142484
          OVERTURE APPLAUSE!                             SEC File No. 333-142486
          OVERTURE APPLAUSE! II                          SEC File No. 333-142487
          OVERTURE ENCORE!                               SEC File No. 333-142488
          OVERTURE BRAVO!                                SEC File No. 333-142489
          Corporate Benefit VUL                          SEC File No. 333-142491
          OVERTURE OVATION!                              SEC File No. 333-142494
          OVERTURE VIVA!                                 SEC File No. 333-142490
          Protector hVUL                                 SEC File No. 333-142497
          Excel Performance VUL                          SEC File No. 333-151913
     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
          OVERTURE Annuity                               SEC File No. 333-142500
          OVERTURE Annuity II                            SEC File No. 333-142501
          OVERTURE Annuity III                           SEC File No. 333-142502
          OVERTURE Annuity III-Plus                      SEC File No. 333-142499
          OVERTURE ACCLAIM!                              SEC File No. 333-142503
          OVERTURE ACCENT!                               SEC File No. 333-142504
          OVERTURE MEDLEY!                               SEC File No. 333-142483
     AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
          Allocator 2000                                 SEC File No. 333-142495
          Regent 2000                                    SEC File No. 333-142496
          Executive Select                               SEC File No. 333-142498
     AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
          Allocator 2000 Annuity                         SEC File No. 333-142493
          Designer Annuity                               SEC File No. 333-142492
     AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL - SEC File 811-08868
          Low Load Variable Universal Life               SEC File No. 033-86500
          Low-Load Survivorship Variable Universal Life  SEC File No. 333-76359
          Adviser VUL                                    SEC File No. 333-151912
     AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA -SEC File 811-07661
          No Load Variable Annuity (Policy 4080)         SEC File No. 333-05529
          No Load Variable Annuity (Policy 6150)         SEC File No. 333-120972
          Advisor Select No Load Variable Annuity        SEC File No. 333-122109

This Power of Attorney is effective June 15, 2009 and remains in effect until revoked or revised.

                                          Signed: /s/ Steven J. Valerius
                                                  ----------------------
                                                      Steven J. Valerius
                                                President, Individual Division

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products


Robert C. Barth,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
     AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
          OVERTURE Life SPVUL                            SEC File No. 333-142485
          UNIVAR                                         SEC File No. 333-142484
          OVERTURE APPLAUSE!                             SEC File No. 333-142486
          OVERTURE APPLAUSE! II                          SEC File No. 333-142487
          OVERTURE ENCORE!                               SEC File No. 333-142488
          OVERTURE BRAVO!                                SEC File No. 333-142489
          Corporate Benefit VUL                          SEC File No. 333-142491
          OVERTURE OVATION!                              SEC File No. 333-142494
          OVERTURE VIVA!                                 SEC File No. 333-142490
          Protector hVUL                                 SEC File No. 333-142497
     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
          OVERTURE Annuity                               SEC File No. 333-142500
          OVERTURE Annuity II                            SEC File No. 333-142501
          OVERTURE Annuity III                           SEC File No. 333-142502
          OVERTURE Annuity III-Plus                      SEC File No. 333-142499
          OVERTURE ACCLAIM!                              SEC File No. 333-142503
          OVERTURE ACCENT!                               SEC File No. 333-142504
          OVERTURE MEDLEY                                SEC File No. 333-142483
     AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
          Allocator 2000                                 SEC File No. 333-142495
          Regent 2000                                    SEC File No. 333-142496
          Executive Select                               SEC File No. 333-142498
     AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
          Allocator 2000 Annuity                         SEC File No. 333-142493
          Designer Annuity                               SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.


                                    Signed: /s/ Robert C. Barth
                                            --------------------
                                                Robert C. Barth
                                      Senior Vice President, Controller
                                          & Chief Accounting Officer

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products

Jan M. Connolly,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
     AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
          OVERTURE Life SPVUL                            SEC File No. 333-142485
          UNIVAR                                         SEC File No. 333-142484
          OVERTURE APPLAUSE!                             SEC File No. 333-142486
          OVERTURE APPLAUSE! II                          SEC File No. 333-142487
          OVERTURE ENCORE!                               SEC File No. 333-142488
          OVERTURE BRAVO!                                SEC File No. 333-142489
          Corporate Benefit VUL                          SEC File No. 333-142491
          OVERTURE OVATION!                              SEC File No. 333-142494
          OVERTURE VIVA!                                 SEC File No. 333-142490
          Protector hVUL                                 SEC File No. 333-142497
     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
          OVERTURE Annuity                               SEC File No. 333-142500
          OVERTURE Annuity II                            SEC File No. 333-142501
          OVERTURE Annuity III                           SEC File No. 333-142502
          OVERTURE Annuity III-Plus                      SEC File No. 333-142499
          OVERTURE ACCLAIM!                              SEC File No. 333-142503
          OVERTURE ACCENT!                               SEC File No. 333-142504
          OVERTURE MEDLEY!                               SEC File No. 333-142483
     AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
          Allocator 2000                                 SEC File No. 333-142495
          Regent 2000                                    SEC File No. 333-142496
          Executive Select                               SEC File No. 333-142498
     AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
          Allocator 2000 Annuity                         SEC File No. 333-142493
          Designer Annuity                               SEC File No. 333-142492
     AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL - SEC File 811-08868
          Low Load Variable Universal Life               SEC File No. 033-86500
          Low-Load Survivorship Variable Universal Life  SEC File No. 333-76359
     AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA -SEC File 811-07661
          No Load Variable Annuity (Policy 4080)         SEC File No. 333-05529
          No Load Variable Annuity (Policy 6150)         SEC File No. 333-120972
          Advisor Select No Load Variable Annuity        SEC File No. 333-122109

This Power of Attorney is effective February 1, 2008 and remains in effect until revoked or revised.

                                           Signed: /s/ Jan M. Connolly
                                                   ---------------------
                                                       Jan M. Connolly
                                                   Senior Vice President &
                                                      Corporate Secretary

                               Power of Attorney

                                With Respect To
                         Ameritas Life Insurance Corp.
             Variable Annuity and Variable Life Insurance Products


William W. Lester,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
     AMERITAS VARIABLE SEPARATE ACCOUNT V - SEC File 811-04473
          OVERTURE Life SPVUL                            SEC File No. 333-142485
          UNIVAR                                         SEC File No. 333-142484
          OVERTURE APPLAUSE!                             SEC File No. 333-142486
          OVERTURE APPLAUSE! II                          SEC File No. 333-142487
          OVERTURE ENCORE!                               SEC File No. 333-142488
          OVERTURE BRAVO!                                SEC File No. 333-142489
          Corporate Benefit VUL                          SEC File No. 333-142491
          OVERTURE OVATION!                              SEC File No. 333-142494
          OVERTURE VIVA!                                 SEC File No. 333-142490
          Protector hVUL                                 SEC File No. 333-142497
     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2 - SEC File 811-05192
          OVERTURE Annuity                               SEC File No. 333-142500
          OVERTURE Annuity II                            SEC File No. 333-142501
          OVERTURE Annuity III                           SEC File No. 333-142502
          OVERTURE Annuity III-Plus                      SEC File No. 333-142499
          OVERTURE ACCLAIM!                              SEC File No. 333-142503
          OVERTURE ACCENT!                               SEC File No. 333-142504
          OVERTURE MEDLEY                                SEC File No. 333-142483
     AMERITAS VARIABLE SEPARATE ACCOUNT VL - SEC File 811-21136
          Allocator 2000                                 SEC File No. 333-142495
          Regent 2000                                    SEC File No. 333-142496
          Executive Select                               SEC File No. 333-142498
     AMERITAS VARIABLE SEPARATE ACCOUNT VA - SEC File 811-21135
          Allocator 2000 Annuity                         SEC File No. 333-142493
          Designer Annuity                               SEC File No. 333-142492

This Power of Attorney is effective May 7, 2007 and remains in effect until revoked or revised.


                                     Signed:  /s/ William W. Lester
                                              ----------------------
                                                  William W. Lester
                                 Senior Vice President - Investments & Treasurer